UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2015

SCHLUMBERGER N.V.

(SCHLUMBERGER LIMITED)

(Exact name of registrant as specified in its charter)

Curaçao	1-4601	52-0684746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42, rue Saint-Dominique, Paris, France 75007

5599 San Felipe, 17th Floor, Houston, Texas 77056

62 Buckingham Gate, London SW1E 6AJ

Parkstraat 83, The Hague, The Netherlands 2514 JG

(Addresses of principal executive offices and zip or postal codes)

Registrant’s telephone number in the United States, including area code: (713) 513-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05 Costs Associated with Exit or Disposal Activities.

On December 1, 2015, Schlumberger Limited (“Schlumberger”) announced that it will further reduce its workforce in light of expected reduced activity for 2016 and to streamline its support structure. As a result, Schlumberger currently expects to record a pre-tax restructuring charge in the fourth quarter of 2015 that is estimated to be approximately $350 million.

Item 7.01 Regulation FD Disclosure.

On December 1, 2015, Patrick Schorn, President, Operations & Integration of Schlumberger, presented at the Cowen and Company Ultimate Energy Conference in New York, New York, to discuss, among other things, the current business outlook. The presentation and slides are available on the Schlumberger Investor Relations website at http://investorcenter.slb.com/phoenix.zhtml?c=97513&p=irol-presentations and at http://www.slb.com/news/presentations.aspx.

Cautionary Statement Regarding Forward-Looking Statements

The presentation referred to above contains “forward-looking statements” within the meaning of the federal securities laws — that is, statements about the future, not about past events. Such statements often contain words such as “expect,” “may,” “believe,” “plan,” “estimate,” “intend,” “anticipate,” “should,” “could,” “will,” “see,” “likely,” and other similar words.

Forward-looking statements by their nature address matters that are, to varying degrees, uncertain, such as statements about our financial and performance targets and other forecasts or expectations regarding business outlook; growth for Schlumberger as a whole and for each of its segments (and for specified products or geographic areas within each segment); oil and natural gas demand and production growth; oil and natural gas prices; improvements in operating procedures and technology; capital expenditures by Schlumberger and the oil and gas industry; the business strategies of Schlumberger’s customers; the integration of Cameron into our business; the anticipated benefits of the Cameron transaction; the success of Schlumberger’s joint ventures and alliances; future global economic conditions; and future results of operations. These statements are subject to risks and uncertainties, including, but not limited to, global economic conditions; changes in exploration and production spending by Schlumberger’s customers and changes in the level of oil and natural gas exploration and development; general economic, political and business conditions in key regions of the world, including in Russia and the Ukraine; pricing erosion; weather and seasonal factors; operational delays; production declines; changes in government regulations and regulatory requirements, including those related to offshore oil and gas exploration, radioactive sources, explosives, chemicals, hydraulic fracturing services and climate-related initiatives; the inability of technology to meet new challenges in exploration; satisfaction of the closing conditions to the Cameron merger; the risk that the contemplated Cameron merger will not occur, negative effects from the pendency of the contemplated Cameron merger, the inability after the closing of the Cameron merger to successfully integrate the merged businesses and to realize expected synergies, the inability to retain key employees; expenses for the merger; and other risks and uncertainties detailed in our most recent Form 10-K filed with the Securities and Exchange Commission. If one or more of these or other risks or uncertainties materialize (or the consequences of such a development changes), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those reflected in our forward-looking statements. The forward-looking statements speak only as of the date of the attached presentation, and Schlumberger disclaims any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.

SCHLUMBERGER LIMITED

/s/ Howard Guild
Howard Guild
Chief Accounting Officer

Date: December 1, 2015